UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 15, 2010

Dillard’s, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6140	71-0388071
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Cantrell Road Little Rock, Arkansas	72201
(Address of Principal Executive Offices)	(Zip Code)

(501) 376-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04                                             Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Dillard’s, Inc. (the “Company”) has elected to change the recordkeeper for the Dillard’s, Inc. Investment & Employee Stock Ownership Plan (the “Plan”).  As a result of this change, there will be a blackout period in which Plan participants and beneficiaries temporarily will be unable to (i) direct or diversify investments in their individual accounts or (2) obtain a distribution from the Plan.  The blackout period will begin as of the close of business on Tuesday, January 25, 2011 and end no later than the week of Sunday, February 20, 2011 (the “Blackout Period”).

The Company received the notice of the Blackout Period required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 on December 15, 2010.

On December 15, 2010, the Company sent a notice of the Blackout Period (the “Blackout Period Notice”) to the members of its Board of Directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR of the Securities Exchange Act of 1934, informing them that they would be prohibited during the Blackout Period from purchasing and selling shares of the Company’s common stock (including derivative securities pertaining to such shares) that they acquire or have previously acquired in connection with their service or employment as a director or executive officer of the Company.

A copy of the Blackout Period Notice is attached hereto as Exhibit 99 and is incorporated herein by reference.  During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period and other information regarding the Blackout Period by contacting Paul J. Schroeder, Jr., Vice President& General Counsel, by telephone at (501) 376-5200, or in writing, at Dillard’s, Inc., 1600 Cantrell Road, Little Rock, Arkansas 72201.

Item 9.01               Financial Statements and Exhibits

99                                          Notice of Blackout Period to Directors and Executive Officers of Dillard’s, Inc. dated December 15, 2010 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILLARD’S, INC.

DATED: December 15, 2010	By:	James I. Freeman
	Name:	James I. Freeman
	Title:	Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Notice of Blackout Period to Directors and Executive Officers of Dillard’s, Inc. dated December 15, 2010 (filed herewith).